Financial Statements and Independent Auditors’

Report

Linea Deportiva Prince México, S. A. de C., V. December 31, 2011 and 2010

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.

Table of Contents

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.	1

Independent Auditors’ Report

To The Stockholders of

Linea Deportiva Prince México, S. A. de C. V.:

We have audited the accompanying balance sheets of Linea Deportiva Prince Mexico, S. A. de C. V. as of December 31, 2011 and 2010, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on ours audits.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for such internal control measures as deemed necessary by management to allow for the preparation financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on ours audits. We conducted ours audits in accordance with General Accepted Auditing Standards. Those standards require that we meet ethical requirements, as well as plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall financial statement presentation.

The accompanying financial statements have been translated in accordance with the standards set forth in Statement of Financial Accounting Standards No. 52 “Foreign currency translation” from Mexican peso amounts (the Company’s functional currency and the currency of the country in which the Company is incorporated and in which it operates) into U.S. dollar amounts (functional currency).

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.	2

Emphasis of Matter

The accompanying financial statements have been prepared on the assumption that the Company will continue as a going concern. As indicated in the accompanying financial statements, during the years ended December 31, 2011 and December, 31, 2010, the Company incurred net losses of $199,552 and $219,795, respectively, and at those dates, its current liabilities exceeded current assets by $404,821 and $262,072, respectively. Additionally, the Company has accumulated losses in excess of two-thirds of its capital stock. Under the General Corporate Law, this might give rise to the entity’s dissolution at the request of an interested third party. These factors, among other things, raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s management has received confirmation from its shareholders and related parties that they will continue to support the operations of the company until its operations generate the necessary cash flows to carry out its operations. The accompanying financial statements do not include any adjustments related to the valuation and presentation of assets or the presentation and amount of liabilities that might result if the Company is unable to continue as a going concern.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the accompanying financial statements, present fairly, in all material respects, the financial position of Linea Deportiva Prince Mexico, S. A. de C. V.  as of December, 31 2011 and 2010, the results of its operations, changes in stockholders’ equity, and cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

SALLES, SAINZ - GRANT THORNTON, S.C.

Eduardo Romero España

Partner

Guadalajara, Jalisco, Mexico

May 15, 2012

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.	3

Balance sheets

As of December 31, 2011 and 2010

(Amounts stated in US dollars)

	2011	2010
Assets
Current
Cash	$24,025	$3,891
Accounts receivable (Note 3)	73,340	169,245
Inventories (Note 4)	284,670	207,903
Total current assets	382,035	381,039

Transportation equipment and equipment (Note 5)	1,835	7,159

Total assets	383,870	388,198

Liabilities
Short-term
Suppliers	162,344	155,321
Related Parties (Note 11)	507,829	464,289
Accrued expenses and taxes	21,165	23,500
Total short-term liabilities	691,338	643,110

Equity (Note 6)
Capital Stock	4,768	4,768
Retained earnings	(342,913)	(251,171)
Cumulative effect of translation	30,677	(8,509)
Total equity	(307,468)	(254,912)
Total equity and liabilities	$383,870	$388,198

The accompanying notes are an integral part of these balance sheets.

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.	4

Statements of operations

for the years ended December 31, 2011 and 2010 (Amounts stated in US dollars)

	2011	2010
Net sales	$527,788	$559,785
Cost of sales	388,384	480,067
Gross profit	139,404	79,718

Administrative and selling expenses	200,886	300,657

Operating income	(61,482)	(220,939)

Other income, net	(30,260)	1,144

Loss before income and taxes	(91,742)	(219,795)

Net loss	$(91,742)	$(219,795)

The accompanying notes are an integral part of these balance sheets.

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.	5

Statements of changes in equity

years ended December 31, 2011 and 2010

(Amounts stated in US dollars)

		Retained	Cumulative effect
	Capital Stock	Earnings	of translation	Total Equity

Balance January 1, 2010	$ 4,768	$ (31,376)	$ (2,073)	$ (28,681)

Comprehensive loss for the year		(219,795)		(219,795)

Effect of Translation Year			(6,436)	(6,436)

Balance December, 31, 2010	4,768	(251,171)	(8,509)	(254,912)

Comprehensive loss for the year		(91,742)		(91,742)

Effect of Translation Year			30,677	30,677

Recycling amount in the year			8,509	8,509

Balance December, 31, 2011	$ 4,768	$ (342,913)	$ 30,677	$ (307,468)

The accompanying notes are an integral part of these balance sheets.

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.	6

Statement of cash flows

years ended December 31, 2011 and 2010

(Amounts stated in US dollars)

	2011	2010

Operation:
Loss before tax on earnings	$(91,742)	$(219,795)

Items on investment activities
Depreciation	1,586	769
	(90,156)	(219,026)

(Increase) decrease in:
Accounts Receivable	95,905	33,656
Inventories	(76,767)	(63,249)
(Decrease) increase in:
Suppliers	7,023	(154,638)
Related Parties	82,726	360,921
Accrued expenses and taxes	(2,335)	4,780
Net cash flows from operating activities	16,396	(37,556)

Investment:

Sale of fixed assets	3,738	(7,393)
Net cash flows from investment activities	3,738	(7,393)

Decrease in cash and cash equivalents	20,134	(44,949)
Cash and cash equivalents at beginning of year	3,891	48,840
Cash and cash equivalents at end of year	$24,025	$3,891

The accompanying notes are an integral part of these balance sheets.

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.	7

Notes to the financial statements

December 31, 2011 and 2010

(Stated in pesos)

1           Description of Business

Linea Deportiva Prince Mexico, S. A. de C. V. (the "Company"), was incorporated on April 25, 2008, having as main activity the distribution and sale of clothing and sporting goods Mexico. The Company is localized in Guadalajara, México.

2           Significant accounting policies:

I)    Authorization for the issuance of financial statements

The accompanying financial statements were authorized for issuance on May 16, 2012, by the CEO Francis Duncan Alexander Forbes, consequently, do not reflect events after this date.

The General Corporate Law and the Company’s bylaws authorize the partners to amend the financial statements after they are issued. The financial statements will be submitted for approval at the next Partners' Meeting.

II)   Accounting policies

The principal accounting policies adopted by the Company are as follows:

a. Translation of Financial Statements

The Company (reporting entity) initially recorded their transactions in pesos.

The functional currency of the reporting entity is the Mexican peso, since significant sales, costs, and expenses are made in that currency.

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.	8

The operations operate in a noninflationary environment, therefore, the numbers were converted into

US Dollars (reporting currency) as follows:

•

Assets and liabilities at the closing exchange rate of 2011 and 2010. The balances that make up the equity at historical exchange rate.

•

Income and expenditure, the average exchange rate.

•

The effect of conversion is recognized as an item of comprehensive income for 2011 and 2010 called "cumulative effect of translation" and is presented in the statement of changes in stockholders' equity.

	2011	2010
Opening balance cumulative effect of conversion	(8,509)	-
Effect conversion of the year	30,677	(8,509)
Recycling amount in the year	8,509	-
Ending balance of cumulative translation effect	30,677	(8,509)

b. Statements of operations

The statement of operations presents costs and expenses based on their function, which allows for knowing that the company's gross profit margin pursuant to those revenues were higher.

c. Statement of cash flows

The statements of cash flows have been prepared using the indirect method, which consists of presenting income or loss before taxes first, and then changes in working capital, investing activities, and finally financing activities.

d. Cash

Cash comprises cash on hand and bank deposits in checking accounts and investments available on demand, as well as highly liquid instruments that are readily convertible into cash and subject to an insignificant risk of changes in value.

e. Inventories

The valuation of the inventory is the lower of the cost or net realizable value. Inventory cost includes all the direct expenses of the production process. The formula used to allocate the unit cost of the inventories is the standard cost. The net realizable value is the estimated selling price in the ordinary course of business, less any applicable selling expense.

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f. Transportation equipment and equipment

Transportation equipment and equipment are recorded at cost. Depreciation is calculated based on the carrying value of fixed assets using the straight-line method based on the useful life thereof.

g. Evaluation of long-lived assets

The value of tangible and intangible long-lived assets, including goodwill, are reviewed at least once a year or when there is a change in business circumstances, which can indicate that those values may not be recoverable.

In order to calculate the impairment loss, recovery value is defined as the higher between the net selling price of a cash-generating unit and its value in use, which is the present value of the future net cash flows, using a proper discount tax.

At December 31, 2011 and 2010, the Company’s long-lived assets have not presented indicators of impairment.

h. Labor obligations

Indemnifications

The indemnifications for reasons other than restructuring are charged to current income. In addition, a provision should be created taking into consideration the average of payments during the period of three or five prior years.

As of December 31, 2011 and 2010, The Company determined that this effect is immaterial in connection with the financial statements.

Seniority bonus

The seniority bounses payable to employees with fifteen or more years of service, provided for in the Federal Labor Law, is recognized as a cost during the years of service. At December 31, 2011 and 2010, the Company determined that this effect is immaterial in connection with the financial statements.

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.	10

i. Income tax, corporate flat tax, and employee profit sharing, prepaid or deferred

Provisions for income tax (ISR for its Spanish acronym), corporate flat tax (IETU for its Spanish acronym) and employee profit sharing (PTU for its Spanish acronym) are recorded in income for the year they become payable. Also, a deferred tax effect arising from temporary differences is included which results from comparing book and tax values of assets and liabilities. This also includes the benefit of tax loss carryforwards and tax credits,. A deferred tax asset is recorded only when there is a high likelihood that it can be recovered. Deferred taxes are determined using enacted tax rates that are estimated to be effective on the dates temporary items will be reversed or realized.  The PTU payable and deferred is considered as an ordinary expense as part of employee benefits.

Corporate Flat Tax (IETU) is a tax that co-exists with Income Tax; therefore, the Company has drawn up projections based on reasonable, reliable assumptions properly supported, and represent Management’s best estimate where it has identified that the expected trend is essentially that Income Tax will be paid in future years. Accordingly, only deferred Income Tax has been recognized.

j. Revenue recognition

Sales are recorded upon shipment or delivery, depending on when title and the risks and rewards of ownership is passed to the customers who acquired them. This generally occurs when those inventories are shipped or delivered, thereby filling their purchase orders.

k. Using estimates

In the preparation of financial statements, we have used estimates and assumptions related to the presentation of assets and liabilities and the disclosure of contingent assets and liabilities, such as asset impairment, allowance for doubtful accounts, provision for labor liabilities, determination of future net cash flows, selection of discount taxes and others, in order to present reliable financial information.

l. Comprehensive loss

The amount of comprehensive loss is the result of the total performance of the Company during the years ended December 31, 2011 and 2010. Comprehensive loss is basically represented by the net loss for the year as shown in the statement of changes in stockholders’ equity.

Accounts receivable:

As of December 31, 2011 and 2010, Accounts receivable are analyzed as follows:

	2011	2010
Trade receivables	$ 128,917	$ 196,132
Recoverable taxes	5,193	3,662
	134,110	199,95
Less-
Allowance for doubtful accounts	(60,770)	(30,550)
	$ 73,340	$ 169,245

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.	11

Inventories:

As of December 31, 2011 and 2010, inventories are summarized as follows:

	2011	2010
Finished goods	$ 284,670	$ 207,903

Transportation equipment and Equipment:

As of December 31, 2011 and 2010, machinery and equipment are summarized as follows:

	2011	2010
Transportation equipment	$ -	$ 6,073
Furniture and equipment	2,187	1,912
	2,187	7,985
Less - Accumulated depreciation	(352)	(826)
	$ 1,835	$ 7,159

Stockholders’ Equity:

a

Capital stock

Capital stock is represented by common, nominative shares, with a par value of one peso each representing fixed capital.

b

Legal reserve-

Net income for the year is subject to the legal provision which requires appropriating 5% of that income to a legal reserve until that reserve equals 20% of the capital stock. The balance of the legal reserve may not be distributed to the stockholders during the existence of the Company, except as stock dividends.

c

Capital decreases

As of December 31, 2011, the balance of the Restated Contributed Capital Account (CUCA for its acronym in Spanish) amounts to $4,213. Any reimbursement to the stockholders that exceeds the foregoing amount should be treated as a distributed earning for tax purposes.

If equity exceeds CUCA balance, the differential will be considered as a dividend or earning distributed subject to the payment of income tax. If earningss are paid out of thke CUFIN referred to above, there is no corporate tax to pay for the decrease or repayment of capital. Otherwise, this should be treated as a distribution of dividends or earnings.

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.	12

Income tax:

For the year ended December 31, 2011, the Company determined a tax loss in the amount of $23,787 which differs from the loss for the year before income taxes in the amount of $91,742, mainly due to nondeductible expenses and the annual adjustment for inflation.

Corporate flat tax (IETU):

Corporate Flat Tax (IETU, for its Spanish acronym) for the period is calculated using a 17.5% rate on income determined based on cash flows, which is calculated by reducing authorized deductions from the total revenue received from qualifying activities. The so-called IETU credits are reduced from the above income, as provided for in currently enacted legislation.

IETU credits are amounts that can be reduced from IETU itself, which include, among other things, IETU loss carryforwards, credits on salaries, social security contributions, and deductions of some assets such as inventories and fixed assets, during the transition period as a result of the effectiveness of the IETU.

IETU is a tax that co-exists with Income Tax; therefore, it will be subject to the following:

a

If the amount of IETU exceeds Income Tax of the same period, the Company will pay IETU.  Pursuant to the foregoing, the Company will reduce Income Tax paid in the same period from IETU of the period.

b

If the IETU is less that Income Tax of the same period, the company will not pay IETU in the period.

c

If the IETU base is negative due to deductions that exceed taxable income, there will be no IETU due. Additionally, the amount of that base multiplied by the IETU rate results in a IETU credit that can be offset against Income Tax of the same period up to December 31, 2009. Effective 2010, only IETU of subsequent periods may be credited.

During the year ended December 31, 2011, the Company did not generate IETU.

Deferred income tax:

As of December 31, 2011 and 2010 the company has no temporary items that generate deferred tax liability (asset).

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Tax loss carry forwards for income tax purposes:

Tax loss carryforwards can be offset against future taxable income during the following ten fiscal years. Those tax loss carryforwards may be restated by using the NCPI, as of the first month of the second half of the fiscal year in which the loss was incurred and up to the last month of the first half of the fiscal year in which the tax loss carryforward is realized.

As of December 31, 2011, tax loss carry forwards restated at that date are summarized as follows:

Year incurred	Restated amount	Year of expiration
2011	$23,787	2021

PTU:

During the year ended at December 31, 2011, there was no base for the participation of employees.

Related parties balances and transactions:

The balances with stockholders as shown below:

	2011	2010
Francis Duncan Alexander Forbes	$ 253,914	$ 232,144
Stephen Fred Adams	253,915	232,145
	$ 507,829	$ 464.289

Except for loans from stockholders during 2011 and 2010, the company did not carry out related party transactions.

LINEA DEPORTIVA PRINCE MEXICO S.A. DE C.V.	14

13         Going concern:

The accompanying financial statements have been prepared on the assumption that the Company will continue as a going concern. As indicated in the accompanying financial statements, during the years ended December 31, 2011 and 2010, the Company incurred net losses of $199,552 and $219,795, respectively As of those dates, its current liabilities exceeded current assets in the amounts of $404,821 and $262,072, respectively. Additionally, the Company has accumulated losses in excess of two-thirds of its capital stock which, in accordance with the General Corporate Law, could give rise to the entity’s dissolution  at  the  request  of  an  interested  third  party.  These  factors,  among  other  things,  raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s management has received confirmation from its shareholders and related parties that they will continue to support the operations of the company until such operations generate the necessary cash flow to carry out its operations. The accompanying financial statements do not include any adjustments related to the valuation and presentation of assets or the presentation and amount of liabilities that might result if the Company is unable to continue as a going concern.

Commitment and contingence:

The company has signed a lease for offices and a warehouse. This lease is for a mandatory 6 month term, and the charge to operating expenses amounted $ and $18,414 for 2011 and 2010, respectively. The rent is paid in pesos. The minimum payments provided for in the lease amount to $9,212.